UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 26, 2013

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On December 12, 2013, Tonix Pharmaceuticals Holding Corp. (the “Company”) issued 11,750 shares of its common stock, par value $0.001 per share (“Common Stock”) to an investor upon the upon the exercise of warrants issued August 14, 2013 (“Warrants”) for aggregate proceeds of approximately $49,938.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On December 16, 2013, the Company issued an aggregate of 102,000 shares of Common Stock to 17 investors upon the exercise of Warrants for aggregate proceeds of $433,500.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On December 17, 2013, the Company issued 5,800 shares of Common Stock to one investor upon the exercise of Warrants for proceeds of $24,650.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On December 18, 2013, the Company issued an aggregate of 6,500 shares of Common Stock to two investors upon the exercise of Warrants for aggregate proceeds of $27,625.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On December 19, 2013, the Company issued an aggregate of 70,750 shares of Common Stock to 11 investors upon the exercise of Warrants for aggregate proceeds of approximately $300,688.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On December 20, 2013, the Company issued an aggregate of 5,175 shares of Common Stock to three investors upon the exercise of Warrants for aggregate proceeds of approximately $21,994.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On December 23, 2013, the Company issued 1,672 shares of Common Stock to one investor upon the cashless exercise of a placement agent warrant issued August 14, 2013 to purchase 3,185 shares. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On December 23, 2013, the Company issued an aggregate of 5,900 shares of Common Stock to two investors upon the exercise of Warrants for aggregate proceeds of $25,075.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

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On December 24, 2013, the Company issued an aggregate of 18,900 shares of Common Stock to four investors upon the exercise of Warrants for aggregate proceeds of $80,325.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On December 26, 2013, the Company issued an aggregate of 102,440 shares of Common Stock to three investors upon the exercise of Warrants for aggregate proceeds of $435,370.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On December 26, 2013, the Company issued 70,031 shares of Common Stock to one investor upon the exercise of warrants issued December 21, 2012 for aggregate proceeds of $560,248.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On December 27, 2013, the Company issued 30,900 shares of Common Stock to one investor upon the exercise of Warrants for proceeds of $131,325.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On December 30, 2013, the Company issued an aggregate of 169,400 shares of Common Stock to three investors upon the exercise of Warrants for aggregate proceeds of $719,950.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

As of the close of business on December 30, 2013, the Company had 5,814,421 shares of Common Stock issued and outstanding.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: December 31, 2013	By: /s/ SETH LEDERMAN
Seth Lederman
Chief Executive Officer

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